SUPPLEMENT TO THE CLASS A AND CLASS C PROSPECTUS AND SUMMARY PROSPECTUSES OF
WELLS FARGO TARGET DATE RETIREMENT FUNDS
For the Wells Fargo Dynamic Target Today Fund
Wells Fargo Dynamic Target 2015 Fund
Wells Fargo Dynamic Target 2020 Fund
Wells Fargo Dynamic Target 2025 Fund
Wells Fargo Dynamic Target 2030 Fund
Wells Fargo Dynamic Target 2035 Fund
Wells Fargo Dynamic Target 2040 Fund
Wells Fargo Dynamic Target 2045 Fund
Wells Fargo Dynamic Target 2050 Fund
Wells Fargo Dynamic Target 2055 Fund
Wells Fargo Dynamic Target 2060 Fund
(each a “Fund”, together the “Funds”)

At a meeting held on June 1, 2021, the Funds’ Board of Trustees approved a lowering of each Fund’s expense cap for Class A and Class C shares, contingent upon the merger of the Wells Fargo Target Date Retirement Funds into the Funds (the “Mergers”). The Mergers are currently expected to occur in October 2021 and is subject to certain conditions. Should the Mergers occur, the expense cap for Class A and Class C of each Fund will be lowered as follows:

The Manager has contractually committed through June 30, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.60% for Class A and 1.35% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

June 3, 2021	DTR051/P801S3